UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 14, 2018

GEOVAX LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52091	87-0455038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1900 Lake Park Drive, Suite 380

Smyrna, Georgia 30080

(Address of principal executive offices) (Zip code)

(678) 384-7220

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company      [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial reporting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

This Form 8-K and other reports filed by GeoVax Labs, Inc. (the “Registrant”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 5.07         Submission of Matters to a Vote of Security Holders.

We held our annual meeting of stockholders on June 14, 2018. We received proxies for 122,883,813 shares (approximately 80.98%) of our issued and outstanding shares of common stock, as of the record date of April 16, 2018. Our stockholders voted on the following proposals and the results of the voting are presented below.

Election of Directors

Our stockholders approved the slate of directors consisting of six members to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. There was a total of 96,549,085 broker non-votes on this item.

Nominee	For	Withheld
Randal D. Chase	25,350,968	983,760
David A. Dodd	25,341,703	993,025
Dean G. Kollintzas	25,081,574	1,253,154
Robert T. McNally	25,135,662	1,199,066
Harriet L. Robinson	25,349,111	985,617
John N. Spencer, Jr.	25,043,301	1,291,427

Ratification of Independent Auditor

Our stockholders approved the ratification of Porter Keadle Moore LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2018. There were no broker non-votes on this item.

For	Against	Abstain
119,277,894	1,940,304	1,665,615

Advisory Vote on Executive Compensation

Our stockholders approved, on a non-binding advisory basis, the compensation of our named executive officers. There was a total of 96,549,085 broker non-votes on this item.

For	Against	Abstain
23,816,403	1,948,520	569,805

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2018

GEOVAX LABS, INC.

By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer

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